As filed with the Securities and Exchange Commission on September 2, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22397

IronBridge Funds, Inc.
(Exact name of registrant as specified in charter)

One Parkview Plaza Suite 700 Oakbrook Terrace, Illinois			60181
(Address of principal executive offices)			(Zip code)

John G. Davis One Parkview Plaza, Suite 700 Oakbrook Terrace, Illinois 60181
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(630) 684-8300

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2016

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Global Fund

IronBridge Large Cap Fund

IRONBRIDGE FUNDS June 30, 2016

Table of Contents

PRESIDENT'S LETTER	2
REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, L.P.	3
EXPENSE EXAMPLE	7
PORTFOLIO INVESTMENT RETURNS (UNAUDITED)	9
SCHEDULES OF INVESTMENTS	13
Small Cap Fund	13
SMID Cap Fund	16
Global Fund	19
Large Cap Fund	21
STATEMENTS OF ASSETS AND LIABILITIES	24
STATEMENTS OF OPERATIONS	26
STATEMENTS OF CHANGES IN NET ASSETS	28
FINANCIAL HIGHLIGHTS	30
NOTES TO FINANCIAL STATEMENTS	34
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
BOARD APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED)	42
ADDITIONAL INFORMATION (UNAUDITED)	45

P/1

PRESIDENT'S LETTER

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past twelve months ending June 30, 2016. The S&P 500® Index, a proxy for large capitalization stocks, was up 3.99% over the past twelve months, while small capitalization stocks declined -6.73% as measured by the Russell 2000® Index. Global equity markets, as measured by the MSCI World Index Net declined -2.78% over the same period.

Fund Results

For the twelve month period ending June 30, 2016, the IronBridge Funds generated the following net (i.e. after fees) returns:

The IronBridge Small Cap Fund, managed by IronBridge Capital Management, L.P., returned -1.94% versus the -6.73% return for the Russell 2000® Index.

The IronBridge SMID Cap Fund, managed by IronBridge Capital Management, L.P., returned 1.07% versus the -3.67% return for the Russell 2500TM Index.

The IronBridge Global Fund, managed by IronBridge Capital Management, L.P., returned -5.06% versus the -2.78% return for the MSCI World Index Net.

The IronBridge Large Cap Fund, managed by IronBridge Capital Management, L.P., returned 4.38% versus the 2.94% return for the Russell 1000® Index.

Outlook

Brexit has led to a violation of a milestone supporting our bullish thesis for equities. We believe Brexit introduces greater macroeconomic and discount rate risk. We are now more cautious in our near-term outlook.

That means, at the margin, paying much greater attention to our low target prices and taking profits from some of our holdings that are nearing our target prices and reallocating more capital toward lower volatility/higher dividend-paying business models, where valuations still appear attractive. Fortunately, we believe our portfolios are already positioned to take advantage of increases in liquidity and credit risk, so significant adjustment should not be required.

Thank you for your continued support of IronBridge Funds.

John Davis

President

IronBridge Funds, Inc.

P/2

Report from IronBridge Capital Management, L.P.

Dear Shareholders:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500TM Index.

The IronBridge Global Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States. The objective is relative to, and measured against, the MSCI World Index Net.

The IronBridge Large Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with large and mid-market capitalizations. The objective is relative to, and measured against, the Russell 1000® Index.

Performance Review

IronBridge Small Cap Fund

For the year ended June 30, 2016, the IronBridge Small Cap Fund outperformed the benchmark, returning -1.94% (net of fees) compared with the Russell 2000® Index return of -6.73% for the same period.

The stock selection within Health Care, Information Technology, Industrials, Utilities, Consumer Staples and Energy was a positive contributor to the relative return profile. Exposure among the Financials, Consumer Discretionary and Materials names detracted from the Small Cap Fund's relative performance. The sector allocation added to the Small Cap Fund's relative performance, primarily due to a small allocation to cash and slight underweight position to Consumer Discretionary.

IronBridge SMID Cap Fund

For the year ended June 30, 2016, the IronBridge SMID Cap Fund outperformed the benchmark, returning 1.07% (net of fees) compared with the Russell 2500TM Index return of -3.67% for the same period.

The stock selection within Health Care, Information Technology, Consumer Staples, Energy, Materials and Utilities was a positive contributor to the relative return profile. Exposure among the Consumer Discretionary, Financials and Industrials names detracted from the SMID Cap Fund's relative performance. The sector allocation added to the SMID Cap Fund's relative performance, primarily due to a small allocation to cash and slight underweight position in Consumer Discretionary.

P/3

Report from IronBridge Capital Management, L.P. (continued)

IronBridge Global Fund

For the year ended June 30, 2016, the IronBridge Global Fund trailed the benchmark, returning -5.06% (net of fees) compared with the MSCI World Index Net return of -2.78% for the same period.

The stock selection within Materials, Information Technology, Energy and Financials was a positive contributor to the relative return profile. Exposure among the Consumer Staples, Consumer Discretionary, Industrials, Utilities and Health Care names detracted from the Global Fund's relative performance. The sector allocation added to the Global Fund's relative performance, primarily due to an overweight position to Consumer Staples and a small allocation to cash.

IronBridge Large Cap Fund

For the year ended June 30, 2016, the IronBridge Large Cap Fund outperformed the benchmark, returning 4.38% (net of fees) compared with the Russell 1000® Index return of 2.94% for the same period.

The stock selection within Health Care, Information Technology, Industrials, Materials, Energy, Utilities and Telecommunication Services was a positive contributor to the relative return profile. Exposure among the Consumer Staple, Financials and Consumer Discretionary names detracted from the Large Cap Fund's relative performance. The sector allocation detracted from the Large Cap Fund's relative performance, primarily due to the Large Cap Fund's slight underweight positions in Utilities and Consumer Staples.

Market Review

Equities markets were mixed during the twelve-month period ending June 30, 2016. Within the U.S. market, large cap stocks, as measured by the Russell 1000® Index, were the best-performing capitalization range (+2.94%). Mid cap stocks, as measured by the Russell Midcap® Index, were relatively neutral (+0.56%), while small cap stocks, as measured by the Russell 2000® Index declined (-6.73%). Global large cap and mid cap stocks in the developed markets were also mixed but declined overall, as measured by the MSCI World Index Net (-2.78%). Returns for the individual countries varied significantly with only four of the twenty three countries in the index having positive returns for the year (New Zealand, Belgium, Denmark and the U.S.). The best-performing country was New Zealand, up approximately 29.71%, while Italy, the worst performing country, was down approximately -26.09%.

Our thesis going into this year was that interest rate normalization in the U.S., combined with the fact that European and Asian central banks were reaching the limits of their negative interest rate policy, meant that markets would be driven more by company-specific risk and less by discount rate and moderating macroeconomic risk. Thus, the investment environment was transitioning toward a stock picker's market. That all changed on June 23 as the world watched the United Kingdom vote to exit the European Union (Brexit). No one really knows whether this will ultimately be good for the U.K. and global markets, or bad. What we do know is that three pricing equation risks just became more important — macroeconomic factors, liquidity, and credit risks. All three are likely to dominate market performance in unpredictable ways as Brexit consequences play out over the next several quarters.

P/4

Portfolio Outlook

From a macroeconomic perspective, we believe the market is signaling that the U.K. is likely to suffer economically by leaving the European Union, and that will likely have a negative impact on growth for the rest of the European Union. Thus, global growth is expected to decelerate, and that would mean future federal funds target rate hikes and rate normalization could indefinitely be on hold. Longer term, the future of the European Union, as an entity, is unclear and at risk of dissolving. The dollar will likely remain strong or strengthen. Since commodities are sensitive to both dollar strength and global growth, commodity prices could fall. From a discount rate perspective, the market's vote is that the odds of a deflationary bust and reemergence of credit and liquidity risk has increased.

Rapidly changing expectations can whipsaw "momentum" investors who chase price moves, "market timers" or "macro factor betters," or it can create opportunities for longer term investors to buy great allocators of capital at attractive prices. We are fond of saying "more things can happen than will happen." This maxim recognizes that it is impossible to anticipate macroeconomic and discount rate shocks. So, the best one can do is pick the best allocators of capital who are trading at a discount to fair value, and structure the portfolio in a way that minimizes the unpredictability to isolate stock selection as the main driver of excess return. The IronBridge portfolio risk controls seek to minimize the potential to get whipsawed by rapidly changing momentum, macro-factor expectations, and volatile discount rate moves.

We suspect investor expectations will gyrate between bullish and bearish potential outcomes associated with the Brexit decision. Because the extremes are so wide, we expect volatility to continue to increase creating opportunities that may potentially be exploited by active investment management.

Thank you for your continued confidence in IronBridge.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) that represent interests in foreign securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. This risk is greater for emerging markets.

P/5

Report from IronBridge Capital Management, L.P. (continued)

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.

The Russell Midcap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

You cannot invest directly in an index.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC.

P/6

EXPENSE EXAMPLE

IronBridge Funds

June 30, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the IronBridge Global Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/16 — 6/30/16).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

P/7

IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE 1/1/2016	ENDING ACCOUNT VALUE 6/30/2016	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,043.10	1.09%	$5.54
Hypothetical 5% Return	$1,000.00	$1,019.44	1.09%	$5.47
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$1,063.30	0.95%	$4.87
Hypothetical 5% Return	$1,000.00	$1,020.14	0.95%	$4.77
IronBridge Global Fund
Actual Fund Return	$1,000.00	$978.00	1.00%	$4.92
Hypothetical 5% Return	$1,000.00	$1,019.89	1.00%	$5.02
IronBridge Large Cap Fund
Actual Fund Return	$1,000.00	$1,037.60	0.80%	$4.05
Hypothetical 5% Return	$1,000.00	$1,020.89	0.80%	$4.02

* Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

P/8

PORTFOLIO INVESTMENT RETURNS

IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/16	Fund	Index
One Year	(1.94)%	(6.73)%
Five Year Average Annual	7.88	8.35
Ten Year Average Annual	7.05	6.20
Since Commencement Average Annual*	10.47	9.58

*8/30/02 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P/9

PORTFOLIO INVESTMENT RETURNS

IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/16	Fund	Index
One Year	1.07%	(3.67)%
Five Year Average Annual	7.63	9.48
Ten Year Average Annual	6.95	7.32
Since Commencement Average Annual*	6.99	7.63

*12/31/04 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P/10

PORTFOLIO INVESTMENT RETURNS

IronBridge Global Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/16	Fund	Index
One Year	(5.06)%	(2.78)%
Five Year Average Annual	4.83	6.63
Since Commencement Average Annual*	6.53	7.87

*9/18/09 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 9/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

P/11

PORTFOLIO INVESTMENT RETURNS

IronBridge Large Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/16	Fund	Index
One Year	4.38%	2.94%
Since Commencement Average Annual*	11.01	12.13

*3/30/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/30/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

P/12

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2016

COMMON STOCKS - 97.7%

	Number of Shares	Value
AEROSPACE & DEFENSE - 2.0%
Curtiss-Wright Corp.	80,626	$6,792,740
Esterline Technologies Corp. (a)	25,948	1,609,814
		8,402,554
AUTO COMPONENTS - 0.9%
Tenneco, Inc. (a)	79,560	3,708,292
BANKS - 9.2%
Banc Of California, Inc.	127,520	2,308,112
BankUnited, Inc.	176,880	5,433,753
Banner Corp.	153,600	6,534,144
Columbia Banking System, Inc.	275,181	7,721,579
Cullen/Frost Bankers, Inc.	60,059	3,827,560
Investors Bancorp, Inc.	345,260	3,825,481
PacWest Bancorp	99,538	3,959,622
SVB Financial Group (a)	55,895	5,318,968
		38,929,219
BIOTECHNOLOGY - 1.8%
Cepheid, Inc. (a)	57,288	1,761,606
Intrexon Corp. (a)	59,580	1,466,264
Ionis Pharmaceuticals, Inc. (a)	28,860	672,150
Repligen Corp. (a)	61,740	1,689,206
Seattle Genetics, Inc. (a)	48,210	1,948,166
		7,537,392
BUILDING PRODUCTS - 1.2%
Universal Forest Products, Inc.	55,759	5,168,302
CAPITAL MARKETS - 0.7%
Stifel Financial Corp. (a)	95,021	2,988,411
CHEMICALS - 3.7%
Methanex Corp.	48,058	1,398,488
NewMarket Corp.	14,301	5,926,048
PolyOne Corp.	69,540	2,450,590
Sensient Technologies Corp.	81,660	5,801,126
		15,576,252
	Number of Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.8%
ABM Industries, Inc.	31,530	$1,150,214
Multi-Color Corp.	35,896	2,275,806
		3,426,020
COMMUNICATION EQUIPMENT - 0.5%
ShoreTel, Inc. (a)	315,584	2,111,257
CONSTRUCTION & ENGINEERING - 0.8%
Valmont Industries, Inc.	23,860	3,227,542
CONTAINERS & PACKAGING - 1.5%
AptarGroup, Inc.	79,007	6,251,824
DIVERSIFIED CONSUMER SERVICES - 0.6%
Bright Horizons Family Solutions, Inc. (a)	38,077	2,524,886
ELECTRICAL EQUIPMENT - 2.8%
Acuity Brands, Inc.	27,195	6,743,272
AZZ, Inc.	44,180	2,649,917
EnerSys, Inc.	39,854	2,370,117
		11,763,306
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.0%
IPG Photonics Corp. (a)	22,912	1,832,960
Littelfuse, Inc.	32,345	3,822,856
Trimble Navigation Ltd. (a)	118,029	2,875,186
		8,531,002
ENERGY EQUIPMENT & SERVICES - 0.8%
Superior Energy Services, Inc.	193,690	3,565,833
FOOD & STAPLES RETAILING - 2.3%
Casey's General Stores, Inc.	73,415	9,654,807
FOOD PRODUCTS - 1.1%
J&J Snack Foods Corp.	40,540	4,835,206
GAS UTILITIES - 2.6%
UGI Corp.	246,702	11,163,266

The accompanying notes are an integral part of these financial statements.
P/13

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2016 — continued

	Number of Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - 8.5%
ABIOMED, Inc. (a)	17,720	$1,936,619
Cantel Medical Corp.	55,740	3,831,010
DexCom, Inc. (a)	47,140	3,739,616
Integra LifeSciences Holdings Corp. (a)	40,880	3,261,407
Neogen Corp. (a)	92,689	5,213,756
STERIS PLC	108,180	7,437,375
West Pharmaceutical Services, Inc.	137,500	10,433,500
		35,853,283
HEALTH CARE PROVIDERS & SERVICES - 3.1%
Acadia Healthcare Co., Inc. (a)	125,115	6,931,371
LifePoint Health, Inc. (a)	96,190	6,287,940
		13,219,311
HEALTH CARE TECHNOLOGY - 1.1%
Omnicell, Inc. (a)	130,180	4,456,061
HOTELS, RESTAURANTS & LEISURE - 2.8%
Buffalo Wild Wings, Inc. (a)	36,622	5,088,627
Vail Resorts, Inc.	47,940	6,626,746
		11,715,373
HOUSEHOLD DURABLES - 1.2%
Helen Of Troy Ltd. (a)	31,346	3,223,623
Libbey, Inc.	111,591	1,773,181
		4,996,804
INFORMATION TECHNOLOGY SERVICES - 4.0%
Global Payments, Inc.	56,280	4,017,266
Jack Henry & Associates, Inc.	105,892	9,241,195
MAXIMUS, Inc.	65,100	3,604,587
		16,863,048
INSURANCE - 6.1%
Alleghany Corp. (a)	3,142	1,726,780
American Financial Group, Inc.	145,742	10,774,706
Argo Group International Holdings Ltd.	98,471	5,110,640
	Number of Shares	Value
Endurance Specialty Holdings Ltd.	53,280	$3,578,285
Stewart Information Services Corp.	107,990	4,471,866
		25,662,277
LIFE SCIENCES TOOLS & SERVICES - 1.1%
Cambrex Corp. (a)	88,940	4,600,866
MACHINERY - 4.8%
IDEX Corp.	64,604	5,303,988
ITT, Inc.	128,540	4,110,709
Lincoln Electric Holdings, Inc.	63,402	3,745,790
Snap-on, Inc.	45,947	7,251,356
		20,411,843
METALS & MINING - 0.8%
Carpenter Technology Corp.	107,343	3,534,805
MULTI-UTILITIES - 1.5%
Black Hills Corp.	98,026	6,179,559
OIL, GAS & CONSUMABLE FUELS - 2.3%
Carrizo Oil & Gas, Inc. (a)	118,080	4,233,168
Energen Corp.	109,570	5,282,370
		9,515,538
PROFESSIONAL SERVICES - 0.9%
Exponent, Inc.	62,370	3,643,032
REAL ESTATE INVESTMENT TRUSTS - 9.1%
Acadia Realty Trust	183,570	6,520,406
Alexandria Real Estate Equities, Inc.	82,527	8,543,195
EastGroup Properties, Inc.	103,641	7,142,938
Equity Commonwealth (a)	147,350	4,292,305
Mid-America Apartment Communities, Inc.	31,769	3,380,222
National Health Investors, Inc.	76,260	5,726,363
Redwood Trust, Inc.	216,077	2,984,023
		38,589,452

P/14

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2016 — continued

	Number of Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
Cypress Semiconductor Corp.	421,718	$4,449,125
MKS Instruments, Inc.	86,490	3,724,259
		8,173,384
SOFTWARE - 6.0%
Ellie Mae, Inc. (a)	32,592	2,987,057
Guidewire Software, Inc. (a)	59,450	3,671,632
Manhattan Associates, Inc. (a)	69,740	4,472,426
Proofpoint, Inc. (a)	49,987	3,153,680
PTC, Inc. (a)	116,505	4,378,258
Tyler Technologies, Inc. (a)	39,124	6,522,362
		25,185,415
SPECIALTY RETAIL - 3.3%
Monro Muffler Brake, Inc.	56,950	3,619,742
Tractor Supply Co.	110,716	10,095,085
		13,714,827
TEXTILES, APPAREL & LUXURY GOODS - 2.5%
Columbia Sportswear Co.	59,970	3,450,674
G-III Apparel Group Ltd. (a)	75,010	3,429,457
Wolverine World Wide, Inc.	182,944	3,717,422
		10,597,553
TRADING COMPANIES & DISTRIBUTORS - 1.4%
Applied Industrial Technologies, Inc.	82,778	3,736,599
GATX Corp.	53,591	2,356,396
		6,092,995
TOTAL COMMON STOCKS
(Cost $290,032,401)		$412,370,797
SHORT-TERM INVESTMENTS - 4.7%
	Number of Shares	Value
MONEY MARKET - 4.7%
STIT - Liquid Assets Portfolio - 0.44% (b)	20,029,431	$20,029,431
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,029,431)		$20,029,431
TOTAL INVESTMENTS - 102.4%
(Cost $310,061,832)		$432,400,228
Liabilities in Excess of Other Assets - (2.4)%		(10,273,431)
TOTAL NET ASSETS - 100.0%		$422,126,797

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2016

Sectors	Percentage
Financials	25.2%
Health Care	15.6%
Industrials	14.7%
Information Technology	14.4%
Consumer Discretionary	11.2%
Materials	6.0%
Utilities	4.1%
Consumer Staples	3.4%
Energy	3.1%
TOTAL COMMON STOCKS	97.7%
TOTAL SHORT-TERM INVESTMENTS	4.7%
TOTAL INVESTMENTS	102.4%
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.4)%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.
P/15

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

June 30, 2016

COMMON STOCKS - 96.0%

	Number of Shares	Value
AEROSPACE & DEFENSE - 0.5%
Curtiss-Wright Corp.	24,070	$2,027,897
BANKS - 7.0%
Comerica, Inc.	68,158	2,803,339
Cullen/Frost Bankers, Inc.	47,203	3,008,247
First Republic Bank	139,840	9,787,402
Investors Bancorp, Inc.	677,900	7,511,132
SVB Financial Group (a)	46,770	4,450,633
		27,560,753
BIOTECHNOLOGY - 1.5%
Cepheid, Inc. (a)	54,049	1,662,007
Intrexon Corp. (a)	61,190	1,505,886
Ionis Pharmaceuticals, Inc. (a)	29,190	679,835
Seattle Genetics, Inc. (a)	53,102	2,145,852
		5,993,580
CAPITAL MARKETS - 0.8%
Stifel Financial Corp. (a)	99,681	3,134,967
CHEMICALS - 4.4%
International Flavors & Fragrances, Inc.	24,435	3,080,520
NewMarket Corp.	13,675	5,666,647
RPM International, Inc.	75,000	3,746,250
Sensient Technologies Corp.	66,643	4,734,319
		17,227,736
CONSTRUCTION & ENGINEERING - 0.9%
Valmont Industries, Inc.	24,820	3,357,401
CONSTRUCTION MATERIALS - 1.3%
Eagle Materials, Inc.	67,870	5,236,170
CONTAINERS & PACKAGING - 1.7%
Bemis Co., Inc.	126,970	6,537,685
DIVERSIFIED FINANCIAL SERVICES - 0.6%
FactSet Research Systems, Inc.	15,060	2,430,985
	Number of Shares	Value
ELECTRICAL EQUIPMENT - 3.2%
Acuity Brands, Inc.	32,527	$8,065,395
AMETEK, Inc.	100,837	4,661,694
		12,727,089
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.7%
Trimble Navigation Ltd. (a)	108,531	2,643,815
ENERGY EQUIPMENT & SERVICES - 1.3%
Superior Energy Services, Inc.	276,080	5,082,633
FOOD & STAPLES RETAILING - 1.9%
Casey's General Stores, Inc.	56,780	7,467,138
GAS UTILITIES - 2.2%
UGI Corp.	188,404	8,525,281
HEALTH CARE EQUIPMENT & SUPPLIES - 8.0%
Cantel Medical Corp.	51,720	3,554,715
DexCom, Inc. (a)	41,390	3,283,469
IDEXX Laboratories, Inc. (a)	51,940	4,823,148
Teleflex, Inc.	53,980	9,571,194
West Pharmaceutical Services, Inc.	135,345	10,269,979
		31,502,505
HEALTH CARE PROVIDERS & SERVICES - 2.0%
Universal Healthcare Services, Inc. - Class B	60,148	8,065,847
HOTELS, RESTAURANTS & LEISURE - 2.4%
Buffalo Wild Wings, Inc. (a)	30,450	4,231,028
Vail Resorts, Inc.	38,457	5,315,911
		9,546,939
HOUSEHOLD DURABLES - 2.3%
Harman International Industries, Inc.	41,495	2,980,171
NVR, Inc. (a)	3,441	6,126,150
		9,106,321

P/16

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

June 30, 2016 — continued

	Number of Shares	Value
HOUSEHOLD PRODUCTS - 2.4%
Church & Dwight Co., Inc.	93,527	$9,622,993
INDUSTRIAL CONGLOMERATES - 2.4%
Carlisle Cos., Inc.	90,120	9,523,882
INFORMATION TECHNOLOGY SERVICES - 6.3%
Gartner, Inc. (a)	32,310	3,147,317
Global Payments, Inc.	70,700	5,046,566
Jack Henry & Associates, Inc.	114,865	10,024,269
MAXIMUS, Inc.	43,290	2,396,967
Vantiv, Inc. - Class A (a)	71,840	4,066,144
		24,681,263
INSURANCE - 8.0%
Alleghany Corp. (a)	7,319	4,022,376
American Financial Group, Inc.	140,712	10,402,838
FNF Group	152,390	5,714,625
Markel Corp. (a)	12,203	11,626,774
		31,766,613
LIFE SCIENCES TOOLS & SERVICES - 2.4%
Cambrex Corp. (a)	85,550	4,425,502
Illumina, Inc. (a)	18,546	2,603,487
Quintiles Transnational Holdings, Inc. (a)	40,440	2,641,541
		9,670,530
MACHINERY - 3.7%
Barnes Group, Inc.	90,940	3,011,933
ITT, Inc.	109,495	3,501,650
Snap-on, Inc.	34,768	5,487,086
Wabtec Corp.	37,940	2,664,526
		14,665,195
MARINE - 0.7%
Kirby Corp. (a)	44,713	2,789,644
MULTI UTILITIES - 2.4%
CMS Energy Corp.	207,050	9,495,313
	Number of Shares	Value
OIL, GAS & CONSUMABLE FUELS - 2.6%
Carrizo Oil & Gas, Inc. (a)	114,720	$4,112,712
Energen Corp.	124,430	5,998,770
		10,111,482
REAL ESTATE INVESTMENT TRUSTS - 10.7%
Acadia Realty Trust	229,600	8,155,392
Alexandria Real Estate Equities, Inc.	82,470	8,537,294
EastGroup Properties, Inc.	62,255	4,290,615
Equity Commonwealth (a)	142,190	4,141,995
Essex Property Trust, Inc.	14,195	3,237,738
Federal Realty Investment Trust	50,320	8,330,476
National Health Investors, Inc.	74,335	5,581,815
		42,275,325
ROAD & RAIL - 0.8%
Old Dominion Freight Line, Inc. (a)	55,067	3,321,091
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
Cypress Semiconductor Corp.	333,138	3,514,606
SOFTWARE - 4.2%
Manhattan Associates, Inc. (a)	51,360	3,293,717
Proofpoint, Inc. (a)	41,083	2,591,927
The Ultimate Software Group, Inc. (a)	22,658	4,764,751
Tyler Technologies, Inc. (a)	35,290	5,883,196
		16,533,591
SPECIALTY RETAIL - 2.3%
Tractor Supply Co.	101,615	9,265,256

The accompanying notes are an integral part of these financial statements.
P/17

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

June 30, 2016 — continued

	Number of Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - 2.6%
G-III Apparel Group Ltd. (a)	78,293	$3,579,556
Under Armour, Inc. - Class A (a)	98,788	3,964,362
Under Armour, Inc. - Class C (a)	72,992	2,656,925
		10,200,843
TRADING COMPANIES & DISTRIBUTORS - 0.9%
HD Supply Holdings, Inc. (a)	100,950	3,515,079
TOTAL COMMON STOCKS
(Cost $282,041,558)		$379,127,448
SHORT-TERM INVESTMENTS - 5.1%
	Number of Shares	Value
MONEY MARKET - 5.1%
STIT - STIC Prime Portfolio - 0.29% (b)	588,968	588,968
STIT - Liquid Assets Portfolio - 0.44% (b)	19,425,479	19,425,479
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,014,447)		$20,014,447
TOTAL INVESTMENTS - 101.1%
(Cost $302,056,005)		$399,141,895
Liabilities in Excess of Other Assets - (1.1)%		(4,489,568)
TOTAL NET ASSETS - 100.0%		$394,652,327

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2016

Sectors	Percentage
Financials	27.1%
Health Care	14.0%
Industrials	13.2%
Information Technology	12.0%
Consumer Discretionary	9.7%
Materials	7.3%
Utilities	4.6%
Consumer Staples	4.3%
Energy	3.8%
TOTAL COMMON STOCKS	96.0%
TOTAL SHORT-TERM INVESTMENTS	5.1%
TOTAL INVESTMENTS	101.1%
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.1)%
TOTAL NET ASSETS	100.0%

P/18

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

June 30, 2016

COMMON STOCKS - 97.8%
	Number of Shares	Value
BELGIUM - 4.2%
Anheuser-Busch InBev NV	4,463	$590,174
CANADA - 5.6%
Alimentation Couche-Tard, Inc. - Class B	9,500	407,957
Brookfield Asset Management, Inc. - Class A	11,422	377,725
		785,682
FINLAND - 2.3%
Sampo Oyj	7,950	325,127
FRANCE - 3.7%
Essilor International SA	1,590	208,973
Veolia Environnement SA	14,410	311,180
		520,153
GERMANY - 1.5%
Continental AG	1,100	208,150
HONG KONG - 2.0%
AIA Group Ltd.	47,000	282,645
JAPAN - 4.9%
Dentsu, Inc.	5,600	262,505
SMC Corp.	1,000	246,026
Sysmex Corp.	2,700	185,918
		694,449
NETHERLANDS - 1.4%
ING Groep NV	18,187	188,162
SPAIN - 1.8%
Industria de Diseno Textil, S.A.	7,760	257,576
SWEDEN - 3.5%
Assa Abloy AB - Class B	17,060	350,972
Svenska Handelsbanken AB - Class A	11,685	141,862
		492,834
	Number of Shares	Value
SWITZERLAND - 8.2%
Givaudan SA	227	$457,070
Nestle SA	9,017	698,622
		1,155,692
UNITED STATES - 58.7%
Alphabet, Inc. - Class A (a)	351	246,939
Alphabet, Inc. - Class C (a)	88	60,905
Apple, Inc.	2,303	220,167
Boston Scientific Corp. (a)	13,690	319,935
Cerner Corp. (a)	3,550	208,030
Comcast Corp. - Class A	6,640	432,862
CVS Health Corp.	5,134	491,529
Ecolab, Inc.	3,220	381,892
Eli Lilly & Co.	3,990	314,213
EOG Resources, Inc.	3,135	261,522
Facebook, Inc. - Class A (a)	1,810	206,847
First Republic Bank	8,100	566,919
Fiserv, Inc. (a)	2,010	218,547
General Electric Co.	19,120	601,898
Microsoft Corp.	8,025	410,639
NIKE, Inc. - Class B	3,720	205,344
Occidental Petroleum Corp.	6,048	456,987
Roper Technologies, Inc.	1,965	335,150
Royal Caribbean Cruises Ltd.	3,170	212,866
Starbucks Corp.	6,130	350,146
The Walt Disney Co.	3,390	331,610
Thermo Fisher Scientific, Inc.	2,890	427,026
Visa, Inc. - Class A	3,244	240,607
Wells Fargo & Co.	6,540	309,538
Zoetis, Inc.	9,522	451,914
		8,264,032
TOTAL COMMON STOCKS
(Cost $11,758,164)		$13,764,676

The accompanying notes are an integral part of these financial statements.
P/19

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

June 30, 2016 — continued

SHORT-TERM INVESTMENTS - 3.9%
	Number of Shares	Value
MONEY MARKET - 3.9%
STIT - Liquid Assets Portfolio - 0.44% (b)	546,204	$546,204
TOTAL SHORT-TERM INVESTMENTS
(Cost $546,204)		$546,204
TOTAL INVESTMENTS - 101.7%
(Cost $12,304,368)		$14,310,880
Liabilities in Excess of Other Assets - (1.7)%		(237,030)
TOTAL NET ASSETS - 100.0%		$14,073,850

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2016

Sectors	Percentage
Consumer Discretionary	16.1%
Financials	15.6%
Consumer Staples	15.5%
Health Care	15.0%
Information Technology	11.4%
Industrials	10.9%
Materials	6.0%
Energy	5.1%
Utilities	2.2%
TOTAL COMMON STOCKS	97.8%
TOTAL SHORT-TERM INVESTMENTS	3.9%
TOTAL INVESTMENTS	101.7%
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.7)%
TOTAL NET ASSETS	100.0%

P/20

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

June 30, 2016

COMMON STOCKS - 95.3%

	Number of Shares	Value
BANKS - 7.2%
Citigroup, Inc.	12,020	$509,528
First Republic Bank	7,415	518,976
Regions Financial Corp.	26,490	225,430
Wells Fargo & Co.	15,885	751,837
		2,005,771
BIOTECHNOLOGY - 1.1%
Celgene Corp. (a)	3,200	315,616
CAPITAL MARKETS - 2.8%
The Charles Schwab Corp.	11,985	303,341
The Goldman Sachs Group, Inc.	3,164	470,107
		773,448
CHEMICALS - 1.9%
Ecolab, Inc.	4,380	519,468
COMPUTERS & PERIPHERALS - 3.1%
Apple, Inc.	6,095	582,682
EMC Corp.	9,885	268,576
		851,258
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
Verizon Communications, Inc.	10,130	565,659
ELECTRIC UTILITIES - 2.4%
NextEra Energy, Inc.	5,095	664,388
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.1%
Amphenol Corp. - Class A	6,682	383,079
Trimble Navigation Ltd. (a)	8,300	202,188
		585,267
FOOD & STAPLES RETAILING - 4.2%
Costco Wholesale Corp.	2,865	449,919
CVS Health Corp.	7,578	725,518
		1,175,437
	Number of Shares	Value
FOOD PRODUCTS - 1.4%
Archer-Daniels-Midland Co.	9,340	$400,593
HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
Boston Scientific Corp. (a)	20,276	473,850
Danaher Corp.	8,166	824,766
IDEXX Laboratories, Inc. (a)	2,670	247,936
		1,546,552
HEALTH CARE TECHNOLOGY - 1.2%
Cerner Corp. (a)	5,890	345,154
HOTELS, RESTAURANTS & LEISURE - 1.5%
Starbucks Corp.	7,490	427,829
HOUSEHOLD DURABLES - 0.7%
Harman International Industries, Inc.	2,515	180,627
HOUSEHOLD PRODUCTS - 2.1%
Church & Dwight Co., Inc.	5,610	577,213
INDUSTRIAL CONGLOMERATES - 5.7%
General Electric Co.	31,790	1,000,749
Roper Technologies, Inc.	3,460	590,138
		1,590,887
INFORMATION TECHNOLOGY SERVICES - 4.1%
Fiserv, Inc. (a)	5,590	607,801
Visa, Inc. - Class A	7,050	522,898
		1,130,699
INSURANCE - 1.7%
Aon PLC	4,380	478,427
INTERNET SOFTWARE & SERVICES - 5.9%
Alphabet, Inc. - Class A (a)	590	415,083
Alphabet, Inc. - Class C (a)	492	340,513
Amazon.com, Inc. (a)	674	482,328
Facebook, Inc. - Class A (a)	3,640	415,979
		1,653,903

The accompanying notes are an integral part of these financial statements.
P/21

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

June 30, 2016 — continued

	Number of Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 3.0%
Illumina, Inc. (a)	1,280	$179,687
Thermo Fisher Scientific, Inc.	4,490	663,442
		843,129
MACHINERY - 1.8%
Illinois Tool Works, Inc.	4,705	490,073
MEDIA - 3.4%
Comcast Corp. - Class A	6,920	451,115
The Walt Disney Co.	5,050	493,991
		945,106
METALS & MINING - 0.9%
Nucor Corp.	4,980	246,062
MULTILINE RETAIL - 1.6%
Target Corp.	6,195	432,535
OIL, GAS & CONSUMABLE FUELS - 6.1%
Cabot Oil & Gas Corp.	8,550	220,077
EOG Resources, Inc.	6,390	533,054
Occidental Petroleum Corp.	12,310	930,143
		1,683,274
PHARMACEUTICALS - 7.5%
Bristol-Myers Squibb Co.	8,270	608,258
Johnson & Johnson	8,390	1,017,707
Zoetis, Inc.	9,860	467,956
		2,093,921
REAL ESTATE INVESTMENT TRUSTS - 3.4%
AvalonBay Communities, Inc.	2,206	397,940
Simon Property Group, Inc.	2,460	533,574
		931,514
ROAD & RAIL - 1.8%
Union Pacific Corp.	5,830	508,668
SOFTWARE - 5.4%
Adobe Systems, Inc. (a)	2,230	213,612
	Number of Shares	Value
Microsoft Corp.	17,550	$898,033
Tyler Technologies, Inc. (a)	2,400	400,104
		1,511,749
SPECIALTY RETAIL - 1.3%
Tractor Supply Co.	3,890	354,690
TEXTILES, APPAREL & LUXURY GOODS - 2.4%
Under Armour, Inc. - Class A (a)	3,330	133,633
Under Armour, Inc. - Class C (a)	3,354	122,072
VF Corp.	6,670	410,138
		665,843
TOTAL COMMON STOCKS
(Cost $21,166,033)		$26,494,760
SHORT-TERM INVESTMENTS - 4.2%
	Number of Shares	Value
MONEY MARKET - 4.2%
STIT - STIC Prime Portfolio - 0.29% (b)	3,206	3,206
STIT - Liquid Assets Portfolio - 0.44% (b)	1,162,141	1,162,141
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,165,347)		$1,165,347
TOTAL INVESTMENTS - 99.5%
(Cost $22,331,380)		$27,660,107
Other Assets in Excess of Liabilities - 0.5%		140,096
TOTAL NET ASSETS - 100.0%		$27,800,203

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

P/22

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

June 30, 2016 — continued

PORTFOLIO DIVERSIFICATION

June 30, 2016

Sectors	Percentage
Information Technology	18.9%
Health Care	18.5%
Financials	15.1%
Consumer Discretionary	12.5%
Industrials	9.3%
Consumer Staples	7.7%
Energy	6.1%
Materials	2.8%
Utilities	2.4%
Telecommunication Services	2.0%
TOTAL COMMON STOCKS	95.3%
TOTAL SHORT-TERM INVESTMENTS	4.2%
TOTAL INVESTMENTS	99.5%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.
P/23

Statements of Assets and Liabilities

IronBridge Funds, Inc.

June 30, 2016

	SMALL CAP FUND	SMID CAP FUND
ASSETS:
Investments at cost	$310,061,832	$302,056,005
Investments at value	$432,400,228	$399,141,895
Cash	—	—
Receivables
Interest and dividends	455,577	452,979
Fund shares sold	110,920	305,109
Investment sold	344,080	487,267
Due from adviser	—	—
Prepaid expenses	16,692	26,143
Total assets	433,327,497	400,413,393
LIABILITIES:
Payables
Fund shares redeemed	9,615,516	527,805
Investments purchased	1,171,406	4,844,105
Due to adviser	351,893	217,686
Accrued expenses	61,885	171,470
Total Liabilities	11,200,700	5,761,066
Net Assets	$422,126,797	$394,652,327
NET ASSETS CONSIST OF:
Paid in capital	$288,708,664	$275,842,214
Undistributed net investment income	518,897	507,123
Accumulated net realized gain	10,560,840	21,217,100
Unrealized appreciation/(depreciation) on:
Investments	122,338,396	97,085,890
Foreign currency	—	—
Net Assets	$422,126,797	$394,652,327
CAPITAL STOCK, $0.01 PAR VALUE
Authorized	75,000,000	150,000,000
Issued and outstanding	23,567,172	30,530,946
Net Asset Value, Redemption Price and Offering Price Per Share	$17.91	$12.93

P/24

	GLOBAL FUND	LARGE CAP FUND
ASSETS:
Investments at cost	$12,304,368	$22,331,380
Investments at value	$14,310,880	$27,660,107
Cash	1,262	—
Receivables
Interest and dividends	58,664	39,473
Fund shares sold	—	—
Investment sold	304,204	491,215
Due from adviser	1,851	—
Prepaid expenses	4,151	11,326
Total assets	14,681,012	28,202,121
LIABILITIES:
Payables
Fund shares redeemed	—	—
Investments purchased	574,334	370,890
Due to adviser	—	6,947
Accrued expenses	32,828	24,081
Total Liabilities	607,162	401,918
Net Assets	$14,073,850	$27,800,203
NET ASSETS CONSIST OF:
Paid in capital	$10,562,248	$21,441,197
Undistributed net investment income	113,369	113,333
Accumulated net realized gain	1,393,712	916,946
Unrealized appreciation/(depreciation) on:
Investments	2,006,512	5,328,727
Foreign currency	(1,991)	—
Net Assets	$14,073,850	$27,800,203
CAPITAL STOCK, $0.01 PAR VALUE
Authorized	50,000,000	50,000,000
Issued and outstanding	1,665,831	2,187,903
Net Asset Value, Redemption Price and Offering Price Per Share	$8.45	$12.71

The accompanying notes are an integral part of these financial statements.
P/25

Statements of Operations

IronBridge Funds, Inc.

For the Year Ended June 30, 2016

	SMALL CAP FUND	SMID CAP FUND
INVESTMENT INCOME:
Dividend income(1)	$5,209,336	$6,392,073
Interest income	48,396	57,172
Total investment income	5,257,732	6,449,245
EXPENSES:
Investment advisory fees	4,097,747	5,183,063
Fund administration and accounting fees	118,436	143,716
Shareholder servicing fees	69,959	338,521
Audit fees	39,900	38,500
Directors' fees and related expenses	34,258	47,671
Legal fees	26,186	32,965
Custody fees	24,604	44,047
Federal and state registration fees	22,531	49,191
Reports to shareholders	5,215	69,187
Other	46,463	79,534
Total expenses before waiver and reimbursement	4,485,299	6,026,395
Waiver and reimbursement of expenses by adviser	—	(233,541)
Net expenses	4,485,299	5,792,854
Net Investment Income	772,433	656,391
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	13,171,058	28,492,706
In-kind redemptions	—	53,065,281
Foreign currency transactions	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(22,048,171)	(92,576,430)
Foreign currency transactions	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(8,877,113)	(11,018,443)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,104,680)	$(10,362,052)

(1) Net of foreign taxes withheld of $7,930, $0, $21,733, and $0, respectively.

P/26

	GLOBAL FUND	LARGE CAP FUND
INVESTMENT INCOME:
Dividend income(1)	$262,920	$418,930
Interest income	1,525	2,968
Total investment income	264,445	421,898
EXPENSES:
Investment advisory fees	126,180	171,539
Fund administration and accounting fees	57,780	58,468
Shareholder servicing fees	7,137	7,869
Audit fees	24,500	16,500
Directors' fees and related expenses	14,671	15,287
Legal fees	11,104	11,901
Custody fees	20,078	2,571
Federal and state registration fees	7,504	19,720
Reports to shareholders	1,955	2,026
Other	4,945	4,163
Total expenses before waiver and reimbursement	275,854	310,044
Waiver and reimbursement of expenses by adviser	(127,407)	(98,919)
Net expenses	148,447	211,125
Net Investment Income	115,998	210,773
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	472,946	635,217
In-kind redemptions	—	—
Foreign currency transactions	(2,629)	—
Change in net unrealized appreciation/depreciation on:
Investments	(1,372,192)	316,975
Foreign currency transactions	(278)	—
Net Realized and Unrealized Gain (Loss) on Investments	(902,153)	952,192
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(786,155)	$1,162,965

The accompanying notes are an integral part of these financial statements.
P/27

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND		SMID CAP FUND
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
OPERATIONS:
Net investment income (loss)	$772,433	$(178,020)	$656,391	$(318,324)
Net realized gain (loss) on:
Investments	13,171,058	53,819,330	28,492,706	74,464,469
In-kind redemptions	—	—	53,065,281	—
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(22,048,171)	(22,955,509)	(92,576,430)	(47,220,871)
Foreign currency transactions	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(8,104,680)	30,685,801	(10,362,052)	26,925,274
DISTRIBUTIONS PAID FROM:
Net investment income	(253,519)	—	—	(385,938)
Net realized gain	(34,104,506)	(86,997,117)	(40,379,859)	(159,778,038)
Net decrease in net assets resulting from distributions	(34,358,025)	(86,997,117)	(40,379,859)	(160,163,976)
CAPITAL SHARE TRANSACTIONS:
Shares sold	38,151,920	32,754,032	87,826,531	135,333,330
Shares issued to holders in reinvestment of distributions	34,087,159	85,600,576	39,632,633	149,236,224
Shares redeemed	(50,653,694)	(95,678,288)	(408,016,896)	(302,837,268)
Net increase (decrease) in net assets resulting from capital share transactions	21,585,385	22,676,320	(280,557,732)	(18,267,714)
Total Increase (Decrease) in Net Assets	(20,877,320)	(33,634,996)	(331,299,643)	(151,506,416)
NET ASSETS:
Beginning of Year	443,004,117	476,639,113	725,951,970	877,458,386
End of Year	$422,126,797	$443,004,117	$394,652,327	$725,951,970
Undistributed net investment income	$518,897	$—	$507,123	$(149,268)
TRANSACTIONS IN SHARES:
Shares sold	2,209,566	1,604,051	6,990,708	9,409,891
Shares issued to holders in reinvestment of distributions	1,985,274	4,592,306	3,261,945	11,723,191
Shares redeemed	(2,814,023)	(4,768,870)	(33,052,115)	(21,607,886)
Net increase (decrease) in shares outstanding	1,380,817	1,427,487	(22,799,462)	(474,804)

P/28

	GLOBAL FUND		LARGE CAP FUND
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
OPERATIONS:
Net investment income (loss)	$115,998	$117,642	$210,773	$171,329
Net realized gain (loss) on:
Investments	472,946	1,116,680	635,217	888,862
In-kind redemptions	—	—	—	—
Foreign currency transactions	(2,629)	(5,483)	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(1,372,192)	(1,000,681)	316,975	530,688
Foreign currency transactions	(278)	(2,203)	—	—
Net increase (decrease) in net assets resulting from operations	(786,155)	225,955	1,162,965	1,590,879
DISTRIBUTIONS PAID FROM:
Net investment income	—	(117,363)	(189,839)	(141,013)
Net realized gain	(252,078)	(1,928,734)	(1,075,131)	(2,086,525)
Net decrease in net assets resulting from distributions	(252,078)	(2,046,097)	(1,264,970)	(2,227,538)
CAPITAL SHARE TRANSACTIONS:
Shares sold	290,804	229,314	841,948	1,076,861
Shares issued to holders in reinvestment of distributions	252,079	1,996,521	1,262,581	2,222,966
Shares redeemed	(961,942)	(4,582,049)	(409,148)	(1,057,657)
Net increase (decrease) in net assets resulting from capital share transactions	(419,059)	(2,356,214)	1,695,381	2,242,170
Total Increase (Decrease) in Net Assets	(1,457,292)	(4,176,356)	1,593,376	1,605,511
NET ASSETS:
Beginning of Year	15,531,142	19,707,498	26,206,827	24,601,316
End of Year	$14,073,850	$15,531,142	$27,800,203	$26,206,827
Undistributed net investment income	$113,369	$—	$113,333	$92,399
TRANSACTIONS IN SHARES:
Shares sold	33,756	24,484	69,179	83,577
Shares issued to holders in reinvestment of distributions	29,210	230,812	103,236	182,061
Shares redeemed	(114,040)	(467,285)	(33,370)	(82,768)
Net increase (decrease) in shares outstanding	(51,074)	(211,989)	139,045	182,870

The accompanying notes are an integral part of these financial statements.
P/29

Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the year

IRONBRIDGE SMALL CAP FUND

	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Year	$19.97	$22.96	$19.72	$17.80	$18.72
Income (loss) from investment operations:
Net investment income	0.03	—	0.00 (1)	0.10	0.02
Net realized and unrealized gain (loss) on investments	(0.49)	1.33	4.18	3.10	(0.77)
Total Income (Loss) from Investment Operations	(0.46)	1.33	4.18	3.20	(0.75)
Less distributions:
From net investment income	(0.01)	—	(0.02)	(0.09)	0.00 (1)
From net realized gain on investments	(1.59)	(4.32)	(0.92)	(1.19)	(0.17)
Total Distributions	(1.60)	(4.32)	(0.94)	(1.28)	(0.17)
Net Asset Value, End of Year	$17.91	$19.97	$22.96	$19.72	$17.80
Total Return	(1.94)%	7.14%	21.50%	19.14%	(3.92)%
Supplemental data and ratios Net assets, end of year (in thousands)	$422,127	$443,004	$476,639	$539,606	$395,780
Ratio of expenses to average net assets	1.09%	1.09%	1.09%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	0.19%	(0.04)%	(0.02)%	0.42%	0.09%
Portfolio turnover rate	31%	31%	31%	10%	19%

(1)  Less than one cent per share.

P/30

Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the year

IRONBRIDGE SMID CAP FUND

	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Year	$13.61	$16.31	$14.12	$12.02	$13.24
Income (loss) from investment operations:
Net investment income	0.02	0.01	0.02	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.08	0.33	2.99	2.48	(0.96)
Total Income (Loss) from Investment Operations	0.10	0.34	3.01	2.55	(0.92)
Less distributions:
From net investment income	—	(0.01)	(0.03)	(0.07)	(0.05)
From net realized gain on investments	(0.78)	(3.03)	(0.79)	(0.38)	(0.25)
Total Distributions	(0.78)	(3.04)	(0.82)	(0.45)	(0.30)
Net Asset Value, End of Year	$12.93	$13.61	$16.31	$14.12	$12.02
Total Return	1.07%	3.34%	21.78%	21.80%	(6.79)%
Supplemental data and ratios Net assets, end of year (in thousands)	$394,652	$725,952	$877,458	$999,284	$825,724
Ratio of expenses to average net assets
Before waivers and reimbursements	0.99%	0.96%	0.94%	0.92%	0.92%
Net of waivers and reimbursements	0.95%	0.95%	0.94%	0.92%	0.92%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.07%	0.04%	0.10%	0.48%	0.33%
Net of waivers and reimbursements	0.11%	0.05%	0.10%	0.48%	0.33%
Portfolio turnover rate	31%	37%	56%	29%	41%

The accompanying notes are an integral part of these financial statements.
P/31

Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the year

IRONBRIDGE GLOBAL FUND

	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Year	$9.05	$10.22	$9.42	$8.35	$11.99
Income (loss) from investment operations:
Net investment income	0.07	0.02	0.07	0.12	0.09
Net realized and unrealized gain (loss) on investments	(0.52)	0.10	1.63	1.31	(1.10)
Total Income (Loss) from Investment Operations	(0.45)	0.12	1.70	1.43	(1.01)
Less distributions:
From net investment income	—	(0.08)	(0.01)	(0.19)	(0.18)
From net realized gain on investments	(0.15)	(1.21)	(0.89)	(0.17)	(2.45)
Total Distributions	(0.15)	(1.29)	(0.90)	(0.36)	(2.63)
Net Asset Value, End of Year	$8.45	$9.05	$10.22	$9.42	$8.35
Total Return	(5.06)%	1.74%	18.82%	17.66%	(6.27)%
Supplemental data and ratios Net assets, end of year (in thousands)	$14,074	$15,531	$19,707	$17,530	$16,780
Ratio of expenses to average net assets
Before waivers and reimbursements	1.86%	1.77%	1.67%	1.71%	1.66%
Net of waivers and reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.08)%	(0.07)%	0.12%	0.50%	0.40%
Net of waivers and reimbursements	0.78%	0.70%	0.79%	1.21%	1.06%
Portfolio turnover rate	42%	39%	55%	44%	46%

P/32

Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the year

IRONBRIDGE LARGE CAP FUND

	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Year	$12.79	$13.18	$11.09	$9.71	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.09	0.08	0.10	0.02
Net realized and unrealized gain (loss) on investments	0.43	0.70	2.51	1.50	(0.31)
Total Income (Loss) from Investment Operations	0.53	0.79	2.59	1.60	(0.29)
Less distributions:
From net investment income	(0.09)	(0.08)	(0.08)	(0.08)	—
From net realized gain on investments	(0.52)	(1.10)	(0.42)	(0.14)	—
Total Distributions	(0.61)	(1.18)	(0.50)	(0.22)	—
Net Asset Value, End of Year	$12.71	$12.79	$13.18	$11.09	$9.71
Total Return	4.38%	6.40%	23.87%	16.72%	(2.90	)%(2)
Supplemental data and ratios Net assets, end of year (in thousands)	$27,800	$26,207	$24,601	$18,810	$10,629
Ratio of expenses to average net assets
Before waivers and reimbursements	1.17%	1.18%	1.26%	1.52%	2.59	%(3)
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.43%	0.29%	0.17%	0.27%	(1.07	)%(3)
Net of waivers and reimbursements	0.80%	0.67%	0.63%	0.99%	0.72	%(3)
Portfolio turnover rate	24%	27%	41%	35%	3	%(2)

(1)  Commenced operations on March 30, 2012.

(2)  Not annualized

(3)  Annualized

The accompanying notes are an integral part of these financial statements.
P/33

Notes to Financial Statements

IronBridge Funds, Inc.

June 30, 2016

(1) ORGANIZATION

IronBridge Funds, Inc. (the "Company") was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of four series ("Funds"). IronBridge Capital Management, L.P. ("ICM"), serves as the investment adviser to each of the Funds. A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
IronBridge Small Cap Fund	Capital appreciation
IronBridge SMID Cap Fund	Capital appreciation
IronBridge Global Fund	Long term capital appreciation
IronBridge Large Cap Fund	Capital appreciation

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors (the "Board"). The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the IronBridge Global Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when a tolerance trigger is met. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICM pursuant to guidelines established by the Board.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices).

Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining fair value of investments).

P/34

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds' investments as of June 30, 2016.

IronBridge Small Cap Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$412,370,797	$—	$—	$412,370,797
Total Equity	412,370,797	—	—	412,370,797
Short-Term Investments	20,029,431	—	—	20,029,431
Total Investments in Securities	$432,400,228	$—	$—	$432,400,228

IronBridge SMID Cap Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$379,127,448	$—	$—	$379,127,448
Total Equity	379,127,448	—	—	379,127,448
Short-Term Investments	20,014,447	—	—	20,014,447
Total Investments in Securities	$399,141,895	$—	$—	$399,141,895

IronBridge Global Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$9,049,714	$4,714,962	$—	$13,764,676
Total Equity	9,049,714	4,714,962	—	13,764,676
Short-Term Investments	546,204	—	—	546,204
Total Investments in Securities	$9,595,918	$4,714,962	$—	$14,310,880

Transfers

IronBridge Global Fund(1)
Transfers out of Level 1	$(4,714,962)
Transfers into Level 2	$4,714,962
Net transfers	$—

(1)  Transfers between Level 1 and Level 2 for the IronBridge Global Fund relate to the use of systematic fair valuation. On days when systematic fair valuation is used, all non-U.S. denominated securities with the exception of Canadian securities, were transferred from a Level 1 to a Level 2 classification. As of June 30, 2016, the securities in the Global Fund were adjusted using systematic fair valuation. There were no other transfers into or out of Level 1, Level 2 or Level 3 in any of Funds.

IronBridge Large Cap Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$26,494,760	$—	$—	$26,494,760
Total Equity	26,494,760	—	—	26,494,760
Short-Term Investments	1,165,347	—	—	1,165,347
Total Investments in Securities	$27,660,107	$—	$—	$27,660,107

*  See the Funds' Schedules of Investments for Industry classifications.

P/35

Notes to Financial Statements

IronBridge Funds, Inc.

June 30, 2016

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2016, open Federal and state income tax years include the tax years ended June 30, 2013, June 30, 2014 and June 30, 2015. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax expense will significantly change in twelve months.

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 were as follows:

	Year Ended June 30, 2016				Year Ended June 30, 2015
	Ordinary Income	Short– Term Capital Gains	Long– Term Capital Gains	Total Distributions	Ordinary Income	Short– Term Capital Gains	Long– Term Capital Gains	Total Distributions
IronBridge Small Cap	$1,729,281	$—	$32,628,744	$34,358,025	$5,208,488	$—	$81,788,629	$86,997,117
IronBridge SMID Cap	—	—	40,379,859	40,379,859	4,785,121	—	155,378,855	160,163,976
IronBridge Global	—	—	252,078	252,078	146,470	—	1,899,627	2,046,097
IronBridge Large Cap	193,517	—	1,071,453	1,264,970	410,270	—	1,817,268	2,227,538

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2016.

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

P/36

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

As of June 30, 2016, the Funds' most recent fiscal year-end, the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Global Fund	IronBridge Large Cap Fund
Cost of investments	$309,778,644	$302,591,577	$11,323,688	$21,648,366
Gross unrealized appreciation	136,835,313	111,705,540	3,406,686	6,595,670
Gross unrealized depreciation	(14,213,729)	(15,155,272)	(419,494)	(583,929)
Net unrealized appreciation/depreciation	122,621,584	96,550,318	2,987,192	6,011,741
Undistributed ordinary income	518,897	507,123	113,369	128,810
Undistributed long-term capital gain	10,277,652	21,752,672	413,032	218,455
Total distributable earnings	10,796,549	22,259,795	526,401	347,265
Other accumulated loss	—	—	(1,991)	—
Total accumulated earnings/(losses)	$133,418,133	$118,810,113	$3,511,602	$6,359,006

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind. Other accumulated gain/(loss) is generally comprised of foreign currency gain/(loss).

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2016, the following table shows the reclassifications made:

	Paid in capital	Undistributed net investment income (loss)	Accumulated net realized gain (loss)
IronBridge Small Cap	$2,466,621	$(17)	$(2,466,604)
IronBridge SMID Cap	58,700,801	—	(58,700,801)
IronBridge Global	16,010	(2,629)	(13,381)
IronBridge Large Cap	5,678	—	(5,678)

The permanent differences primarily relate to foreign currency, Real Estate Investment

Trust (REIT) adjustments with differing book and tax methods, dividend reclasses, dividend on redemption adjustments with differing book and tax methods, realized gains on redemptions in-kind not recognized for tax purposes, and tax basis adjustments for securities contributed in-kind.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, June 30, 2016. During the year ended June 30, 2016 the Funds had no capital loss carryforwards, qualified late-year ordinary losses and post-October capital losses.

(D) Foreign Currency Translation. Values of investments denominated in foreign currencies are converted into U.S. dollars

P/37

Notes to Financial Statements

IronBridge Funds, Inc.

June 30, 2016

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(E) Recent Accounting Pronouncement. In August 2014, the FASB issued Accounting Standard Update ("ASU") 2014-15 — Presentation of Financial Statements — Going Concern (Subtopic 205-40). The pronouncement determines management's responsibility regarding assessment of the Funds' ability to continue as a going concern, even if the Funds' liquidation is not imminent. Currently, no similar guidance exists. Under this guidance, during each period in which financial statements are prepared, management needs to evaluate whether there are conditions or events that, in the aggregate, raise substantial doubt about the Funds' ability to continue as a going concern within one year after the date the financial statements are issued. Substantial doubt exists if these conditions or events indicate that the Funds will be unable to meet their obligations as they become due. If such conditions or events exist, management should develop a plan to mitigate or alleviate these conditions or events. Regardless of management's plan to mitigate, certain disclosures must be made in the financial statements. ASU 2014-15 is effective for annual periods ending after December 15, 2016; however, early adoption is permitted. Management does not believe that the update will have an impact on the Funds' financial statements, but it may require additional disclosures.

(F) Indemnifications. Under the Funds' organizational documents, officers and independent directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(G) Other. Investment transactions are accounted for on a trade date basis. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

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(2) SIGNIFICANT ACCOUNTING POLICIES — continued

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER AND RELATED PARTIES

The Funds have entered into an investment advisory agreement with ICM on behalf of each Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, ICM has agreed to waive its respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted against payable to adviser on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to ICM or ICM reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as due from adviser. The expense cap agreements will continue in effect until November 1, 2016, with successive renewal terms of one year unless terminated by ICM or the Fund's Board of Directors prior to any such renewal.

IronBridge Funds	Annual Advisory Fees	Expense Limitation
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Global	0.85%	1.00%
IronBridge Large Cap	0.65%	0.80%

Any waivers or reimbursements are subject to later adjustment to allow ICM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that ICM shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

Year Incurred	Expiration Year	IronBridge SMID Cap	IronBridge Global	IronBridge Large Cap
2014	2017	$—	$126,296	$100,600
2015	2018	$107,628	$129,090	$97,181
2016	2019	$233,541	$127,407	$98,919
		$341,169	$382,793	$296,700

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap Fund.

(4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2016 are summarized below:

	Purchases	Sales
IronBridge Small Cap	$123,446,804	$126,599,005
IronBridge SMID Cap	175,961,814	672,054,152
IronBridge Global	6,040,395	6,463,070
IronBridge Large Cap	6,400,226	6,221,391

Included in proceeds of IronBridge SMID Cap Fund's sales is $184,254,217 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $53,065,281.

(5) DIRECTORS FEES

The independent directors are paid a retainer of $25,000 per year plus $3,000 for each regular in person meeting and $1,000 for each telephonic meeting attended for their service on the Board. Independent directors are also compensated for any special meeting that they may be required to attend.

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Notes to Financial Statements

IronBridge Funds, Inc.

June 30, 2016

(5) DIRECTORS FEES — continued

Independent directors are reimbursed for any travel expenses incurred in all meetings.

(6) FINANCIAL SERVICES RISK

Investing a significant portion of assets in the financial services sector may cause the IronBridge Small and SMID Cap Funds to be more sensitive to the risks and concerns facing financial companies.

(7) SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the Funds' financial statements and have determined there is no impact to the Funds' financial statements.

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Report of Independent
Registered Public Accounting Firm

The Board of Directors and Shareholders of IronBridge Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IronBridge Funds, Inc. (comprising, respectively, IronBridge Small Cap Fund, IronBridge SMID Cap Fund, IronBridge Global Fund, and IronBridge Large Cap Fund, collectively referred to as the "Funds"), as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the IronBridge Funds at June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
August 26, 2016

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Board Approval of Advisory Agreements (Unaudited)

At an in-person meeting held on May 19, 2016, the Board of Directors (the "Board") of IronBridge Funds, Inc. (the "Company"), including a majority of the directors who are not "interested persons" of the Company or IronBridge Capital Management, L.P. (the "Adviser") (such directors, the "Independent Directors"), considered and renewed the Investment Advisory Agreement between the Adviser and the Company (the "Agreement") pursuant to which it was proposed that the Adviser would continue to serve as the investment adviser to IronBridge Small Cap Fund (the "Small Cap Fund"), IronBridge SMID Cap Fund ("SMID Cap Fund"), IronBridge Global Fund ("Global Fund"), and IronBridge Large Cap Fund ("Large Cap Fund"). The Agreement was initially executed and effective with respect to the Small Cap Fund, the SMID Cap Fund, the Global Fund and the Large Cap Fund on July 23, 2010, and modified (reduced fee) with respect to the Large Cap Fund on February 23, 2012, and was most recently approved for continuation at the Board's meeting on May 21, 2015.

The Board was provided materials relevant to its consideration of the Agreement, such as the Adviser's Form ADV and Code of Ethics, copies of the Adviser's consolidated financial statements for the fiscal years ended December 31, 2015 and 2014, information regarding the compliance program and reporting, personnel and financial condition of the Adviser, and memoranda prepared by the Company's legal counsel. The Board also reviewed the advisory fee payable by each Fund under the Agreement, the total expenses of the Funds, the expense cap agreements between the Company and the Adviser on behalf of each Fund, and comparative fee and expense information provided by the Funds' administrator (USBFS) based upon data from an independent third party. The Board was also provided with the Adviser's response to detailed requests submitted by the Company's legal counsel on behalf of the Independent Directors, including forty-one separate inquiries.

In the course of its review, the Board considered its legal responsibilities in continuing the Agreement and reviewed a legal memorandum regarding its duties prepared by the Company's legal counsel. The Board also considered all factors it deemed to be relevant to each of the Funds, including but not limited to the following: (1) the nature, extent and quality of services provided in the past and expected to be provided by the Adviser to the Funds and, in the case of the Small Cap, SMID Cap and Global Funds, the quality of services provided by the Adviser to their respective predecessor funds (the "Predecessor Funds") since the Adviser first became an investment adviser or manager of such Predecessor Funds; (2) the investment performance of the Funds, (3) the Adviser's professional staffing and anticipated cost of the services provided, and the anticipated profits, if any, to be realized by the Adviser and its affiliates from their relationship with the Company on behalf of each Fund; (4) the extent to which economies of scale will be realized as each Fund grows and the extent to which fee levels reflect the economies of scale; and (5) other potential benefits to the Adviser from its relationships with the Funds. In their deliberations, the Board did not identify any single factor as determinative; however, in reviewing the Agreement, the Board reviewed and analyzed various factors with respect to each Fund that the Board determined were relevant, including the factors below, and made the following conclusions:

Nature, Extent and Quality of Services. The Board considered the performance of the Adviser as of March 31, 2016, in managing the Funds, and information regarding the historical performance of the Funds (and, where applicable, the Predecessor Funds), as well as the services provided to the Adviser's private clients, as indicators of the extent and quality of services. The Board also reviewed and considered information regarding the portfolio managers for the Funds and the Adviser's proprietary investment style. In

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particular, the Independent Directors noted the consistent investment approach used by the Adviser across all Funds. The Board reviewed other services provided by the Adviser, including their brokerage selection (and brokerage costs to the Funds) and portfolio execution-related policies and procedures, as well as their policies applicable to monitoring and adhering to the Funds' investment objectives, policies and restrictions, as well as the provision of compliance personnel and services. Based on these considerations and reviews, the Board determined that the nature, extent and quality of the services that can be expected to be provided by the Adviser to each Fund will be appropriate and that the Funds are likely to benefit from the services provided by the Adviser under the Agreement.

Investment Performance of the Funds. The Independent Directors reviewed investment performance of each of the Funds, measured as of March 31, 2016, for various time periods against the respective benchmark stock indices, against appropriate broad fund groups as furnished by a leading independent third party rating services, and against smaller appropriate peer groups selected with the assistance of USBFS. The Board also reviewed recent investment commentary of each of the Funds, as well as presentations from members of the Funds' portfolio management team. In the case of the Small Cap Fund, the SMID Cap Fund and the Global Fund, this performance information included the longer term results of the Predecessor Funds. In general, the directors believed that longer time periods were more relevant to evaluating the investment performance of the Adviser, but noted the recently improved short-term performance of the Funds compared with their peer groups. The Board noted that the Small Cap Fund underperformed its index in the three and five-year periods and out-performed the index for the one- and ten-year, and year-to-date, periods; the SMID Cap Fund underperformed its index for the three-, five- and ten-year periods and outperformed the index for the one-year and year-to-date periods; the Global Fund underperformed its index in the one-, three- and five-year, and year-to-date, periods; and the Large Cap Fund underperformed its index in the three-year and year-to-date periods, but outperformed its index in the one-year period. The Board discussed the recent performance with the Adviser, noting that, for the one-year period, each of the Funds matched or exceeded the median performance of the selected peer group. The Board also noted that longer-term investment results of the Funds and Predecessor Funds generally were in line with, and in the cases of the Small Cap Fund, Global Fund and Large Cap Fund exceeded, the Funds' peers' median performance. The Board concluded that the investment performance of the Funds was acceptable in light of the foregoing comparisons.

Adviser's Professional Staffing. The Board reviewed the biographies of the individuals serving as portfolio managers to each of the Funds, and discussed with the Adviser the decision-making hierarchy of the team of portfolio managers managing each Fund. The Board concluded that the individuals serving as portfolio managers to the Funds have appropriate experience and knowledge to serve as such and that the Funds are likely to benefit from the management by those individuals. The Board concluded that the Adviser continues to provide high-quality services to the Funds at a fair and reasonable cost.

Terms of Management Agreements and the Adviser's Services and Fee Schedules. The Board noted the Agreement does not continue on an annual basis unless approved in accordance with the 1940 Act, and that the termination provisions of the Agreement complied with the 1940 Act's requirements. The Board also reviewed the fees charged by the Adviser under the Advisory Agreement. The Board also reviewed with the Adviser the fees charged by the Adviser to its private fund and separate account clients, and compared

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Board Approval of Advisory Agreements (continued)

such fees to the fees charged to each Fund. The Board, with the assistance of USBFS, noted that the SMID Cap, Global and Large Cap Funds' respective expense ratios (in light of the application of the expense cap agreement) compared favorably to expense ratios of selected peer funds (and, in the case of the Global Fund and the Large Cap Fund, were very low), and discussed that the Small Cap Fund's higher relative expense ratio was due, in part, to the Fund's 2004 inception, but noted that the expense ratio still was not in the bottom quartile of its peer group. The Board also noted that the management fees of the respective Funds were within the range of management fees of the respective selected peer groups, and deemed reasonable given the investment approach of the Adviser. The Board concluded that the terms and fee schedules of the Agreements continued to be appropriate in light of each Fund's investment style and objectives.

Costs of Services Provided, Profitability of the Adviser. The Board also reviewed the impact of the expense cap agreements with respect to each of the Funds and noted that the Adviser may be required to pay certain Fund expenses on behalf of the Funds. The Board noted that only the Small Cap Fund had total expenses less than its expense cap; in the case of the SMID Cap Fund, Global Fund and the Large Cap Fund, the Adviser was waiving part of its management fee and/or reimbursing expenses to the Funds. The Board concluded that the profits realized by the Adviser under the Agreement and the expense cap agreement are acceptable.

Economies of Scale, Fee Levels. The Board noted, and discussed with the Adviser, the fact that the Agreement does not contain breakpoints in the advisory fees as the Funds' assets increase. The Adviser discussed its views of the asset capacity of each of the Funds' investment strategies. The Board concluded that the lack of breakpoints in the Agreement is acceptable at current asset levels, but noted that it would continue to review and consider whether breakpoints should be added in the future.

On the basis of its review of the foregoing information, the Board found that the terms of the Agreement were in the best interests of each Fund and its shareholders and continued the Agreement with respect to all four Funds through July 23, 2017.

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Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the directors and is available, without charge, by calling 1-877-861-7714 or at the Fund's website at www.ironbridgefunds.net.

DIRECTORS AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director
Independent Directors
Walter H. Clark Year of Birth: 1968	Independent Director	Indefinite; since May 21, 2010	Chief Operating Officer, RMB Capital Management LLC, an independent investment advisory business, 2010-present; Co-Managing Partner, HPO Partners, an asset management company, 2009-2010; Managing Director, Perot Investments, Inc., a private investment management company, 2004-2009.	4	None
James W. Haugh Year of Birth: 1937	Independent Director	Indefinite; since May 21, 2010	Financial Consultant and Founder of American Capital LLC (family tax and financial management advisory firm), 1995 to present. Advisor on private client and financial institution tax and accounting matters for Wipfli LLP, a national accounting firm, 2010 through December 2012; Mr. Haugh is a retired partner of KPMG, an international CPA firm, where he served as National Practice Director, Banking (tax).	4	First Interstate Bancsystem, Inc.
James M. Snyder Year of Birth: 1947	Independent Director	Indefinite; since May 21, 2010	Mr. Snyder is a private investor, manages a family foundation and serves on corporate and not for profit boards. He spent his entire professional career at The Northern Trust Company, retiring as Executive Vice President, Chief Investment Officer. Mr. Snyder is a Chartered Financial Analyst (CFA).	4	Frontier Funds, Inc. (with oversight of 6 portfolios)

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Additional Information (continued)

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director
Inside ("Interested") Director
Robert E. Hendricks* Year of Birth: 1943	Director	Indefinite; since May 21, 2010	Manager, Go Steady LLC and its sole member, Go Steady Holdings, LLC (design, manufacture and distribution of tips, grips and handles for crutches and canes), 2010 to present; President, Front Edge, Inc. (investment advisory services, small business lending and real estate development), 2002-present; Managing Director, Credit Suisse HOLT (corporate performance and valuation advisory service of Credit Suisse) 2002-2009.	4	None
Officers
John G. Davis Year of Birth: 1970	President, Secretary and Chief Executive Officer	Indefinite, since March 9, 2010	Chief Compliance Officer, IronBridge Capital Management, L.P., 2003-Present.	N/A	N/A
Ty M. Baird Year of Birth: 1974	Vice President, Treasurer and Chief Financial Officer	Indefinite, since March 9, 2010	Chief Operating Officer, IronBridge Capital Management, L.P., 2009-present; Equities Analyst and Chief Financial Officer, IronBridge Capital Management, L.P., 2006-present.	N/A	N/A

*  Robert E. Hendricks is deemed to be an "interested director" of the Company, as defined in the 1940 Act, as a result of his ownership interest in the Adviser.

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PROXY VOTING PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company's Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-877-861-7714. This information is also available through the SEC's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available on the SEC's website at http://www.sec.gov. The Company's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

QUALIFIED DIVIDEND INCOME / DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	0.00%
IronBridge Global	0.00%
IronBridge Large Cap	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2016 was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	0.00%
IronBridge Global	0.00%
IronBridge Large Cap	100.00%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2016 was as follows:

IronBridge Small Cap	83.89%
IronBridge SMID Cap	0.00%
IronBridge Global	0.00%
IronBridge Large Cap	1.90%

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This Page Intentionally Left Blank

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Funds maintain the confidentiality and protect the security of your non-public personal information.

WHAT INFORMATION WE COLLECT

In the course of providing services to you, we may collect the following types of "non-public personal information" about you:

•  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•  Information about your transactions with us, our affiliates and others, as well as other account data.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

"Affiliates" include the Funds' investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds' investment adviser, IronBridge Capital Management, L.P., is an Affiliate of the Funds.

WHAT INFORMATION WE DISCLOSE

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-861-7714.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are three audit committee financial experts serving on its audit committee.  Messrs. Walter H. Clark, James M. Snyder and James W. Haugh are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2016	FYE 06/30/2015
Audit Fees	$93,400	$93,400
Audit-Related Fees	$0	$0
Tax Fees	$25,800	$25,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2016	FYE 06/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2016	FYE 06/30/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

2

Item 11. Controls and Procedures.

(a)       The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IronBridge Funds, Inc.

By	/s/ John G. Davis
John G. Davis, President
(Principal Executive Officer)

Date:	9-1-16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John G. Davis
John G. Davis, President and Secretary
(Principal Executive Officer)

Date:	9-1-16

By	/s/ Ty M. Baird
Ty M. Baird, Vice President and Treasurer
(Principal Financial Officer)

Date:	9-1-16

4